HUMANCLICK LTD.

                (An Israeli corporation in the development stage)

                         CONDENSED INTERIM BALANCE SHEET

                                   (Unaudited)

                                                                         June 30,    December 31,
                                                                           2000         1999
                                                                       ----------    -----------
                                                                       (Unaudited)    (Audited)
                                                                       ----------    -----------
                                                                              U.S. dollars
                                                                       -------------------------
                           Assets
CURRENT ASSETS:
   Cash and cash equivalents                                              728,283       750,401
   Accounts receivable                                                     63,204        29,643
                                                                       ----------    ----------
        Total current assets                                              791,487       780,044
                                                                       ----------    ----------
FIXED ASSETS:
   Cost                                                                    63,357        18,058
   Less - accumulated depreciation                                          3,855         1,067
                                                                       ----------    ----------
                                                                           59,502        16,991
                                                                       ----------    ----------
                                                                          850,989       797,035
                                                                       ==========    ==========
            Liabilities and shareholders' equity

CURRENT LIABILITIES:
   Short-term credit from banks                                             2,989
     Accounts payable and accruals:
     Trade                                                                 65,316         9,898
     Other                                                                 76,059        49,808
                                                                       ----------    ----------
        Total current liabilities                                         144,364        59,706

LIABILITY FOR EMPLOYEE RIGHTS UPON
   RETIREMENT, net of amount funded                                        69,043        23,597
                                                                       ----------    ----------
        Total liabilities                                                 213,407        83,303
                                                                       ----------    ----------
SHAREHOLDERS' EQUITY:
   Share capital - ordinary shares of NIS 0.01 par value: authorized
     3,800,000 shares; issued and paid: June 30, 2000 - 1,756,000;
     December 31, 1999 - 1,561,800, see note 3                              4,203         3,717
   Additional paid in capital                                           1,458,801       863,285
   Deficit accumulated during the development stage                      (825,422)     (153,270)
                                                                       ----------    ----------
                                                                          637,582       713,732
                                                                       ----------    ----------
                                                                          850,989       797,035
                                                                       ==========    ==========

    The accompanying notes are an integral part of these condensed financial statements.

                                 HUMANCLICK LTD.

                (An Israeli corporation in the development stage)

                      CONDENSED INTERIM STATEMENTS OF LOSS

                                                      Period from  Period from
                                         Six months     June 24,    June 24,
                                            ended       1999* to    1999* to
                                          June 30,    December 31,  June 30,
                                           2000          1999         2000
                                        (Unaudited)    (Audited)   (Unaudited)
                                        -----------   -----------  -----------
                                                      U.S. dollars
                                        --------------------------------------
COSTS AND EXPENSES:
   Development costs                       355,520        97,996      453,516
   Selling and marketing                   306,934                    306,934
   General and administrative               57,812        76,227      134,039
                                          --------      --------    ---------
LOSS FROM OPERATIONS                       720,266       174,223      894,489

FINANCIAL INCOME - net                      48,114        20,953       69,067
                                          --------      --------    ---------
LOSS FOR THE PERIOD                        672,152       153,270      825,422
                                          ========      ========    =========

                      * Date of incorporation. see note 1.

    The accompanying notes are an integral part of these condensed financial statements.

                                 HUMANCLICK LTD.

                (An Israeli corporation in the development stage)

         CONDENSED INTERIM STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

                                                                                  Deficit
                                                                                 accumulated
                                                                                 during the
                                                         Share       Premium     development
                                                        capital     on shares       stage          Total
                                                        -------     ---------    ------------      -----
                                                                         U.S. dollars
                                                      ---------------------------------------------------
CHANGES DURING THE PERIOD FROM
   JUNE 24, 1999* TO DECEMBER 31, 1999
   (audited):
   Issuance of share capital (net of share issuance
      expenses of $ 8,758)                                 3,717       863,285                     867,002
   Loss                                                                             (153,270)     (153,270)
                                                      ----------    ----------    ----------    ----------
BALANCE AT DECEMBER 31, 1999 (audited)                     3,717       863,285      (153,270)      713,732

CHANGES DURING THE SIX MONTHS
   ENDED JUNE 30, 2000 (unaudited):
   Issuance of share capital (net of
   share issuance expenses of $ 15,677)                      486       595,516                     596,002
   Loss                                                                             (672,152)     (672,152)
                                                      ----------    ----------    ----------    ----------
BALANCE AT JUNE 30, 2000 (unaudited)                       4,203     1,458,801      (825,422)      637,582
                                                      ==========    ==========    ==========    ==========

                           * Date of incorporation, see note 1.

    The accompanying notes are an integral part of these condensed financial statements.

                                 HUMANCLICK LTD.

                (An Israeli corporation in the development stage)

                   CONDENSED INTERIM STATEMENTS OF CASH FLOWS

                                                                                 Period from   Period from
                                                                    Six months    June 24,      June 24,
                                                                      ended       1999* to      1999* to
                                                                     June 30,    December 31,   June 30,
                                                                       2000          1999         2000
                                                                    ----------    ----------    ----------
                                                                    (Unaudited)   (Audited)    (Unaudited)
                                                                    ----------    ----------    ----------
                                                                                 U.S. dollars
                                                                    --------------------------------------0
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Loss for the period                                                (672,152)     (153,270)     (825,422)
                                                                    ----------    ----------    ----------
   Adjustments required to reflect the cash flows
     from operating activities:
     Cash flows from operating activities:
     Depreciation                                                        2,788         1,067         3,855
     Liability for employee rights upon retirement                      45,446        23,597        69,043
   Changes in operating asset and liability items:
     Increase in accounts receivable                                   (33,561)      (29,643)      (63,204)
     Increase in accounts payable and accruals                          81,328        59,365       141,034
                                                                    ----------    ----------    ----------
                                                                        96,001        54,386       150,728
                                                                    ----------    ----------    ----------
   Net cash used in operating activities                              (576,151)      (98,884)     (674,694)
                                                                    ----------    ----------    ----------
CASH FLOWS FROM INVESTING ACTIVITIES -
   purchase of fixed assets                                            (45,299)      (17,717)      (63,357)
                                                                    ----------    ----------    ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Issuance of share capital                                           596,002       867,002     1,463,004
   Short-term credit from banks                                          2,989                       2,989
   Payment to suppliers in respect of acquisition of fixed assets          341                         341
                                                                    ----------    ----------    ----------
   Net cash provided by financing activities                           599,332       867,002     1,466,334
                                                                    ----------    ----------    ----------
NET INCREASE (DECREASE) IN CASH AND CASH
   EQUIVALENTS                                                         (22,118)      750,401       728,283

BALANCE OF CASH AND CASH EQUIVALENTS
   AT BEGINNING OF PERIOD                                              750,401
                                                                    ----------    ----------    ----------
BALANCE OF CASH AND CASH EQUIVALENTS
   AT END OF PERIOD                                                    728,283       750,401       728,283
                                                                    ==========    ==========    ==========

SUPPLEMENTARY DISCLOSURE OF CASH FLOW
   INFORMATION - cash paid during the year for interest                  1,853           482         2,335
                                                                    ==========    ==========    ==========

                           * Date of incorporation, see note 1.

    The accompanying notes are an integral part of these condensed financial statements.

                                 HUMANCLICK LTD.

                (An Israeli corporation in the development stage)

                 NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS

                                AT JUNE 30, 2000

                                   (Unaudited)

1.    General

      HumanClick Ltd. (the company) - an Israeli corporation in the development stage - was incorporated and commenced operations on June 24, 1999. The company is a software company developing a program which will enable the users to talk for free to the visitors on their web site and monitor, in real time, the traffic on their web site.

      On October 12, 2000, all the company's shares were acquired by LivePerson, Inc. in exchange for LivePerson, Inc. shares.

2. The interim statements at June 30, 2000 and for the six month period then ended (hereafter - the interim statements) were drawn up in condensed form, in accordance with generally accepted accounting principles applicable to interim statements in Israel. The accounting principles applied in the preparation of the interim statements are consistent with those applied in the annual financial statements. Nevertheless, the interim statements do not include all the information and explanations required for annual financial statements. In management's opinion, these statements include all adjustments necessary for a fair presentation of the results of the interim periods shown. All adjustments are of a normal recurring nature, unless otherwise disclosed. Expenses, assets and liabilities can vary during each quarter of the year. Therefore, the results and trends in these interim financial statements may not be the same as those for the full year.

      The interim financial statements presented herein have been prepared in conformity with Israeli GAAP. Accounting principles generally accepted in Israel vary in certain significant respects from accounting principles generally accepted in the United States. The application of the latter affected the determination of the net income for the period ended June 30, 2000 and the determination of the shareholders' equity and financial position at June 30, 2000, see note 4.

3. On February 27, 2000 the company's board of directors resolved to split 38,000 ordinary shares (100% of the company's shares, issued and unissued) of NIS 1 par value into 3,800,000 ordinary shares of NIS 0.01 par value.

4. Effect of material differences between generally accepted accounting principles in Israel and in the United States

      The company prepares its financial statements in conformity with Israeli GAAP. Accounting principles generally accepted in Israel vary in certain significant respects from accounting principles generally accepted in the United States. The application of the latter affected the determination of the net income for the period ended June 30, 2000 and the determination of the shareholders' equity and financial position at June 30, 2000 as follows:

      a.    Stock options granted to company employees

            Under Israeli GAAP, the company did not account for its employee stock option plan using the treatment prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") as permitted by FAS 123. Under APB 25, compensation cost for employee stock option plans is measured using the intrinsic value based method of accounting.

                                 HUMANCLICK LTD.

                (An Israeli corporation in the development stage)

           NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (continued)

                                AT JUNE 30, 2000

                                   (Unaudited)

            The options were granted at exercise prices which represent the fair value of the ordinary shares at the date of issuance except for 3,152 options. No compensation cost was recorded in relation to the options granted to the company's employees since they have no intrinsic value at their grant dates. As to 3,512 options the company recorded $ 861 as compensation cost. The influence of the application of FAS 123 on the company's results is a decrease of $ 4,992.

      b.    Stock options granted to consultants

            As to options granted to consultants, the effect of application of FAS 123 is a compensation expense of $ 19,918 for the six month period ended June 30, 2000.

      c.    Liability for employee rights upon retirement

            Under Israeli GAAP, amounts funded by purchase of insurance policies, as above, are deducted from the related severance pay liability. Under U.S. GAAP, the amounts funded should be presented as a long-term investment, among the Company's assets.

            The balance of the severance pay liability and the amount funded by purchase of insurance policies and deposits with severance pay funds at June 30, 2000 are as follows:

                                                                  U.S. dollars
                                                                  -----------
              Amount of severance pay liability                      69,043
              Amount funded                                           4,895
                                                                  -----------
              Excess of liability over amount funded                 64,588
                                                                  ===========

      d. The effect of applying APB 25 and FAS 123 on the financial statements for the period ended June 30, 2000 is as follows:

                                                                  U.S. dollars
                                                                  -----------
              Loss for the period as reported in the statements
                 of loss                                            672,152
              Effect of applying APB 25                                 861
              Effect of applying FAS 123                             24,910
                                                                  -----------
              Loss under U.S. GAAP                                  697,923
                                                                  ===========

                                 HUMANCLICK LTD.

                (An Israeli corporation in the development stage)

           NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (continued)

                                AT JUNE 30, 2000

                                   (Unaudited)

5.    Subsequent events:

      a. On August 30, 2000 and September 19, 2000, the company signed agreements for strategic cooperation with two U.S. companies that provide a variety of internet services to small companies. Under those agreements, the U.S. companies will offer the company's product to their customers and share the profits from resulting sales with the company.

      b. After June 30, 2000, the company granted 27,218 options to employees at an exercise price of $ 3.12.

      c.    As to an agreement to sell the company shares, see note 1.